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                                                                     Exhibit 4.1
[Face of Certificate]

NUMBER                                                                    SHARES

AHL

ORDINARY SHARES                                                  ORDINARY SHARES

                                                               CUSIP G05384 10 5

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY AND RIDGEFIELD PARK, NJ


                   [LOGO OF ASPEN INSURANCE HOLDINGS LIMITED]
                    ----------------------------------------



                        ASPEN INSURANCE HOLDINGS LIMITED
                       ORGANIZED UNDER THE LAWS OF BERMUDA

This Certifies that

is the registered holder of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, PAR VALUE U.S. 0.15144558 cents EACH, OF

Aspen Insurance Holdings Limited (hereinafter called the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the Ordinary Shares represented hereby are issued and shall be held subject to the Memorandum of Association and Bye-Laws of the Company and all amendments thereof, and shall be transferable in accordance therewith, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the U. S. Branch Registrar.

Witness, the seal of the Company and the signatures of its duly authorized officers.

Dated



CHIEF EXECUTIVE OFFICER AND DIRECTOR                       CHAIRMAN AND DIRECTOR

       [CORPORATE SEAL OF ASPEN INSURANCE HOLDINGS LIMITED BERMUDA 2002]





COUNTERSIGNED AND REGISTERED:
                          MELLON INVESTOR SERVICES LLC
                                                   TRANSFER AGENT AND REGISTRAR,
BY
         AUTHORIZED SIGNATURE

[Reverse of Certificate]

                        ASPEN INSURANCE HOLDINGS LIMITED

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common
       TEN ENT - as tenants by the entireties
       JT TEN - as joint tenants with right of survivorship and not as tenants in common
       UNIF GIFT MIN ACT- ______(Cust) Custodian _____(Minor) under Uniform
                          Gifts to Minors Act _______(State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated ____________


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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.